UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2012

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-176775 (Commission File Number)	45-3079597 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On October 18, 2012, Inland Real Estate Income Trust, Inc., a Maryland corporation (referred to herein as “us,” “we,” “our” or the “Company”) entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with Inland Securities Corporation (“Inland Securities”).  As described in our final prospectus, dated October 18, 2012 and filed on October 19, 2012 with the Securities and Exchange Commission pursuant to Rule 424(b)(3) (the “Prospectus”) under the Securities Act of 1933, as amended (the “Securities Act”), Inland Securities is a wholly-owned subsidiary of Inland Real Estate Investment Corporation (“IREIC”), the Company’s sponsor, which is itself a wholly-owned subsidiary of The Inland Group, Inc. (“The Inland Group”).

The Dealer Manager Agreement provides that Inland Securities will act as our dealer manager in connection with the “best efforts” offering (the “Offering”) of up to: (i) 150,000,000 shares of our common stock, $.001 par value per share (the “Shares”) at a price of $10.00 per Share; and (ii) 30,000,000 Shares for a purchase price of $9.50 per Share for issuance through the Company’s distribution reinvestment plan.  Except for “special sales” or sales eligible for volume discounts, we will pay Inland Securities (1) selling commissions of 7.0% of the selling price of the shares of common stock sold on a “best efforts” basis, of which the full amount may be reallowed to soliciting dealers, and (2) a marketing contribution equal to an additional 3.0% of the gross proceeds from the offering of shares sold on a “best efforts” basis, up to 1.5% of which may be reallowed to soliciting dealers.  In addition, we will reimburse Inland Securities and the soliciting dealers for bona fide out-of-pocket, itemized and detailed due diligence expenses, in amounts up to 0.5% of the gross proceeds of the Offering, which shall be reimbursed from amounts paid as a marketing contribution.  Further, we have agreed to indemnify Inland Securities and each soliciting dealer against certain liabilities, damages and expenses, including those under the Securities Act, and may advance amounts to an indemnified party for legal and other expenses and costs, in each case subject to the limitations and conditions set forth in the Dealer Manager Agreement.

The information set forth above with respect to the Dealer Manager Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Dealer Manager Agreement, which is attached hereto as Exhibit 1.1 and is incorporated into this Item 1.01 disclosure by reference.

Business Management Agreement

On October 18, 2012, we entered into a Business Management Agreement (the “Business Management Agreement”) with IREIT Business Manager & Advisor Inc. (the “Business Manager”).  The Business Manager is a wholly-owned subsidiary of IREIC.

The material terms and conditions of the Business Management Agreement are set forth in the Prospectus under the heading “Management – The Business Management Agreement,” which discussion is incorporated into this Item 1.01 disclosure by reference.

 The information set forth above with respect to the Business Management Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Business Management Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 disclosure by reference.

Real Estate Management Agreements

On October 18, 2012, we entered into Master Real Estate Management Agreements (collectively, the “Real Estate Management Agreements”) with each of National Real Estate Services, LLC and National Real Estate Services II, LLC (collectively, the “Real Estate Managers”).  The Real Estate Managers are each limited liability companies, the sole member of which is Inland National HOLDCO LLC, which is a subsidiary of Inland National Services Corp., which is a wholly-owned subsidiary of IREIC.

 The material terms and conditions of the Real Estate Management Agreements are set forth in the Prospectus under the headings “Management – Real Estate Management Agreements” and “Management – The Business Management Agreement – Liability and Indemnification,” which discussions are incorporated into this Item 1.01 disclosure by reference.

 The information set forth above with respect to the Real Estate Management Agreements does not purport to be complete in scope and is qualified in its entirety by the full text of the Real Estate Management Agreements, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated into this Item 1.01 disclosure by reference.

Investment Advisory Agreement

On October 18, 2012, we and the Business Manager entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with Inland Investment Advisors, Inc. (“Inland Advisors”).  Inland Advisors is an indirect wholly owned subsidiary of The Inland Group.

The material terms and conditions of the Investment Advisory Agreement are set forth in the Prospectus under the heading “Management – The Business Management Agreement – Service Provider Agreements – Investment Advisory Services Agreement,” which discussion is incorporated into this Item 1.01 disclosure by reference.

The information set forth above with respect to the Investment Advisory Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Investment Advisory Agreement, which is attached hereto as Exhibit 10.4 and is incorporated into this Item 1.01 disclosure by reference.

Escrow Agreement

On October 18, 2012, we and Inland Securities entered into an Escrow Agreement (the “Escrow Agreement”) with UMB Bank, N.A. (“UMB Bank”). Other than in respect of the Escrow Agreement, the Company does not believe that there are any material relationships between the Company or its affiliates and UMB Bank.

 The material terms and conditions of the Escrow Agreement are set forth in the Prospectus under the heading “Plan of Distribution – Escrow Conditions,” which discussion is incorporated into this Item 1.01 disclosure by reference.  We have agreed to pay UMB Bank reasonable fees for its services under the Escrow Agreement.  In addition, the Company has agreed to indemnify UMB Bank against any loss, liability or expense that it may incur in connection with the Escrow Agreement without negligence, recklessness or misconduct on its part.

The information set forth above with respect to the Escrow Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Escrow Agreement, which is attached hereto as Exhibit 10.5 and is incorporated into this Item 1.01 disclosure by reference.

Item

9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated October 18, 2012, by and between Inland Real Estate Income Trust, Inc. and Inland Securities Corporation

10.1	Business Management Agreement, dated as of October 18 2012, by and between Inland Real Estate Income Trust, Inc. and IREIT Business Manager & Advisor Inc.

10.2	Master Real Estate Management Agreement, dated as of October 18, 2012, by and between Inland Real Estate Income Trust, Inc. and Inland National Real Estate Services, LLC

10.3	Master Real Estate Management Agreement, dated as of October 18, 2012, by and between Inland Real Estate Income Trust, Inc. and Inland National Real Estate Services II, LLC

10.4	Investment Advisory Agreement, dated as of October 18, 2012, by and between Inland Real Estate Income Trust, Inc., IREIT Business Manager & Advisor, Inc. and Inland Investment Advisors, Inc.

10.5	Escrow Agreement, dated as of October 18, 2012, by and among Inland Real Estate Income Trust, Inc., Inland Securities Corporation and UMB Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: October 24, 2012	By:	/s/ Roberta S. Matlin
	Name:	Roberta S. Matlin
	Title:	Vice President

Exhibit Index

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated October 18, 2012, by and between Inland Real Estate Income Trust, Inc. and Inland Securities Corporation

10.1	Business Management Agreement, dated as of October 18 2012, by and between Inland Real Estate Income Trust, Inc. and IREIT Business Manager & Advisor Inc.

10.2	Master Real Estate Management Agreement, dated as of October 18, 2012, by and between Inland Real Estate Income Trust, Inc. and Inland National Real Estate Services, LLC

10.3	Master Real Estate Management Agreement, dated as of October 18, 2012, by and between Inland Real Estate Income Trust, Inc. and Inland National Real Estate Services II, LLC

10.4	Investment Advisory Agreement, dated as of October 18, 2012, by and between Inland Real Estate Income Trust, Inc., IREIT Business Manager & Advisor, Inc. and Inland Investment Advisors, Inc.

10.5	Escrow Agreement, dated as of October 18, 2012, by and among Inland Real Estate Income Trust, Inc., Inland Securities Corporation and UMB Bank, N.A.